UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) DECEMBER 3, 2003

                               CIROND CORPORATION
             (Exact name of registrant as specified in its charter)

            NEVADA                       0-49763                88-0469593
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)

    4185 STILL CREEK DRIVE #B-101, BURNABY, BRITISH COLUMBIA, CANADA V5C 6G9
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (604) 205-5039

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the documents filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable.

         (b)      Pro forma financial information:  Not applicable.

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER               DOCUMENT

                    99.1        Press release dated December 3, 2003
                    99.2        Press release dated December 3, 2003
                    99.3        Press release dated December 4, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CIROND CORPORATION


January 20, 2004                 By: /s/ NICHOLAS MILLER
                                    --------------------------------------------
                                         Nicholas Miller
                                         President